Exhibit 99.1

Attached are the correct CUSIP Numbers (“CUSIP”), International Securities Identification Numbers (“ISIN”) and European Common Codes for the SLM Student Loan Trust 2005-6, Student Loan-Backed Notes. The correct CUSIPs, ISINs and European Common Codes are as follows:

CUSIP Numbers:

•	Class A-1 notes: 78442G PT 7

•	Class A-2 notes: 78442G PU 4

•	Class A-3 notes: 78442G PV 2

•	Class A-4 notes: 78442G PW 0

•	Class A-5A notes: 78442G PX 8

•	Class A-5B notes: 78442G PZ 3

•	Class A-6 notes: 78442G PY 6

•	Class A-7 notes: 78442G QE 9

•	Class B notes: 78442G QA 7

International Securities Identification Numbers (ISIN):

•	Class A-1 notes: US78442GPT75

•	Class A-2 notes: US78442GPU49

•	Class A-3 notes: US78442GPV22

•	Class A-4 notes: US78442GPW05

•	Class A-5A notes: US78442GPX87

•	Class A-5B notes: US78442GPZ36

•	Class A-6 notes: US78442GPY60

•	Class A-7 notes: US78442GQE97

•	Class B notes: US78442GQA75

European Common Codes:

•	Class A-1 notes: 022582232

•	Class A-2 notes: 022582330

•	Class A-3 notes: 022582356

•	Class A-4 notes: 022582372

•	Class A-5A notes: 022582429

•	Class A-5B notes: 022582437

•	Class A-6 notes: 022582453

•	Class A-7 notes: 022582470

•	Class B notes: 022582500